                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5769

                         Van Kampen High Income Trust II
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Trust II performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

HIGH INCOME TRUST II
SYMBOL: VLT
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/28/89)             5.27%         4.82%

10-year                               4.01          2.25

5-year                                4.78         -0.20

1-year                               -0.68        -12.91

6-month                               0.07         -3.88
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The J.P. Morgan Global High Yield Index is generally representative of high-yield securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

The Lehman Brother U.S. Corporate High Yield 2% Issuer Cap Index is generally representative of high-yield securities. Based on the Trust's asset composition, the Trust's Investment Advisor, believes the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is the more appropriate broad-based benchmark for the Trust than the J.P. Morgan Global High Yield Index. The Trust began using the Lehman Brother's U.S. Corporate High Yield 2% Issuer Cap Index in April 2006.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The high-yield market performed well during the reporting period, especially in the first quarter of the year, as continued economic strength, a strong equity market and increased investor appetite for risk combined to support the market. Gains in high yield came despite declining Treasury prices, tight credit spreads, moderate new bond issuance and outflows from mutual funds. High-yield market returns slowed in the second quarter as rising market volatility, concerns about inflation and increased issuance dampened performance. The end result was modestly positive returns for the six-month period.

In keeping with this performance pattern, high-yield credit spreads (a reflection of investors' willingness to assume credit risk) tightened during the first three months of the year, leveled off early in the second quarter, then widened in June, closing the reporting period at 359 basis points over U.S. Treasuries.

Within the high-yield asset class, the riskiest segment of the market--securities rated CCC and below--outperformed high-rated securities throughout the reporting period. Industry sector returns, however, varied considerably. The strongest performing sectors included transportation (due to strong gains by the auto component), manufacturing, telecommunication services, retail and cable. The worst performers included the energy, broadcasting, information technology, health care and utilities sectors. Forest products, the leading sector in the first quarter, turned in poor performance in the second quarter.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ, as they did during the reporting period. On an NAV and Market price basis, the trust underperformed both the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and the J.P. Morgan Global High Yield Index.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

---------------------------------------------------------------------
                                                     LEHMAN BROTHERS
                                                      U.S. CORPORATE
      BASED ON     BASED ON     J.P. MORGAN GLOBAL    HIGH YIELD 2%
        NAV      MARKET PRICE    HIGH YIELD INDEX    ISSUER CAP INDEX

       0.07%        -3.88%            3.08%                2.53%
---------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definitions.
 2

Early in the reporting period, we reduced risk in the trust's portfolio by increasing its overall credit quality. This defensive positioning versus the benchmark was the main reason for the trust's relative underperformance, as it kept the trust from participating fully in the first quarter's rally of lower-quality securities.

Security selection in the trust's portfolio provided more mixed results. Selected issues in the forest products and food/tobacco sectors detracted from returns. On a more positive note, security selection in transportation and utilities contributed to overall returns during the period.

Over the course of the reporting period, we remained focused on maintaining a balanced and well-diversified portfolio while also implementing strategic overweights in securities and sectors that we believed offered the most attractive risk profiles. As part of the trust's overall conservative positioning, we added to its exposure to traditionally defensive sectors such as food and tobacco and health care, and reduced the portfolio's exposure to what we believed were riskier companies in the housing sector. We also added to the portfolio's exposure to companies in the automotive sector. The trust ended the period with lower exposure to manufacturing and wireless companies, where bonds were either called or tendered.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Federal Open Market Committee's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive, thereby tempering its benefits.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES TO INVESTMENT POLICIES

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Swaps. The Trust recently approved a change in its investment policies to allow the Trust to enter into interest rate, index, total rate of return and credit default swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Trust may be obligated to pay.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. For example, the Trust may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A total rate of return swap is an agreement in which one party (total return payer) transfers the total economic performance of a reference obligation to the other party (total return receiver). Total economic performance includes income from interest and fees, gains or losses from market movements, and credit losses. The total return receiver assumes the entire economic exposure--that is, both market and credit exposure--to the reference asset. The total return payer--often the owner of the reference obligation--gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

The Trust may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as a bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

The Trust will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Trust's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The Trust may enter into swaps on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Trust segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Trust enters into a swap transaction on other than a net basis, the Trust would segregate the full amount accrued on a daily basis of the Trust's obligations with respect to the swap. To the extent the Trust sells (i.e. writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Trust's net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. The use of swaps may also have the effect of shifting the recognition of income between current and future periods.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Trust may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The Trust may invest in, among others, parallel pay CMOs and Planned Authorization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Trust invests are PAC Bonds.

RATINGS ALLOCATIONS AS OF 6/30/06
A/A                                                               1.3%
BBB/Baa                                                           6.6
BB/Ba                                                            47.2
B/B                                                              42.0
CCC/Caa                                                           2.9
CC/Ca                                                             0.0
Non-Rated                                                         0.0
                                                                -----
                                                                100.0%

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/06
Healthcare                                                       11.4%
Gaming & Leisure                                                  8.0
Energy                                                            7.9
Food & Tobacco                                                    7.7
Chemicals                                                         5.8
Transportation                                                    5.7
Utility                                                           5.6
Cable                                                             5.4
Telecommunications                                                4.6
Forest Products                                                   3.9
Diversified Media                                                 3.7
Retail                                                            3.7
Metals                                                            3.6
Consumer Products                                                 3.5
Food & Drug                                                       3.2
Services                                                          3.2
Wireless Communications                                           2.0
Manufacturing                                                     1.8
Aerospace                                                         1.5
Housing                                                           1.3
Broadcasting                                                      1.1
Financial                                                         1.0
Information Technology                                            1.0
Apparel, Accessories & Luxury Goods                               0.5
Integrated Telecommunication Services                             0.0
IT Consulting & Other Services                                    0.0
                                                                -----
Total Long-Term Investments                                      97.1%
Short-Term Investments                                            2.9
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CORPORATE BONDS  176.4%
          AEROSPACE  2.7%
$1,005    Hexcel Corp. ...................................  6.750%   02/01/15   $    944,700
 1,175    K & F Acquisition, Inc. ........................  7.750    11/15/14      1,163,250
                                                                                ------------
                                                                                   2,107,950
                                                                                ------------
          BROADCASTING  2.1%
   835    Lin Television Corp. ...........................  6.500    05/15/13        766,112
   335    Lin Television Corp., Ser B.....................  6.500    05/15/13        307,362
   515    Salem Communications Corp. .....................  7.750    12/15/10        513,712
                                                                                ------------
                                                                                   1,587,186
                                                                                ------------
          CABLE  9.9%
 1,175    Cablevision Systems Corp. (Floating Rate).......  9.620    04/01/09      1,251,375
   410    CCH I LLC....................................... 11.000    10/01/15        360,800
   495    Echostar DBS Corp. .............................  5.750    10/01/08        485,100
 1,740    Echostar DBS Corp. .............................  6.375    10/01/11      1,670,400
   785    Echostar DBS Corp. .............................  6.625    10/01/14        739,862
    80    Intelsat Bermuda Ltd. (Bermuda).................  8.250    01/15/13         79,800
 2,195    Intelsat Bermuda Ltd. (Floating Rate)
          (Bermuda).......................................  9.614    01/15/12      2,227,925
   145    NTL Cable Plc (United Kingdom)..................  8.750    04/15/14        144,637
   693    PanAmSat Corp. .................................  9.000    08/15/14        706,860
                                                                                ------------
                                                                                   7,666,759
                                                                                ------------
          CHEMICALS  10.6%
 1,070    Equistar Chemicals LP........................... 10.125    09/01/08      1,131,525
   600    Equistar Chemicals LP........................... 10.625    05/01/11        647,250
   740    Innophos, Inc. .................................  8.875    08/15/14        732,600
   380    Koppers, Inc. ..................................  9.875    10/15/13        409,450
 1,350    Lyondell Chemical Co. .......................... 10.500    06/01/13      1,491,750
   905    Millennium America, Inc. .......................  9.250    06/15/08        932,150
 1,450    Nalco Co. ......................................  7.750    11/15/11      1,453,625
   762    Rockwood Specialties Group, Inc. ............... 10.625    05/15/11        818,197
   610    Westlake Chemicals Corp. .......................  6.625    01/15/16        566,537
                                                                                ------------
                                                                                   8,183,084
                                                                                ------------
          CONSUMER PRODUCTS  6.4%
 1,200    Case New Holland, Inc., 144A--Private Placement
          (a).............................................  7.125    03/01/14      1,152,000
   365    Oxford Industrials, Inc. .......................  8.875    06/01/11        366,825
 2,150    Phillips Van-Heusen Corp. ......................  7.250    02/15/11      2,139,250
   740    Steinway Musical Instruments, Inc.,
          144A--Private Placement (a).....................  7.000    03/01/14        719,650
   544    Tempur Pedic, Inc. ............................. 10.250    08/15/10        576,640
                                                                                ------------
                                                                                   4,954,365
                                                                                ------------
          DIVERSIFIED MEDIA  6.8%
   740    AMC Entertainment, Inc. (Floating Rate).........  9.420    08/15/10        765,900
 1,425    CanWest Media, Inc. (Canada)....................  8.000    09/15/12      1,417,875
   685    Dex Media West Finance Corp. ...................  9.875    08/15/13        745,790
   685    Houghton Mifflin Co. ...........................  8.250    02/01/11        696,987

See Notes to Financial Statements                                             13

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          DIVERSIFIED MEDIA (CONTINUED)
$  760    Houghton Mifflin Co. ...........................  9.875%   02/01/13   $    792,300
   940    Quebecor World Cap Corp., 144A--Private
          Placement (Canada) (a)..........................  8.750    03/15/16        862,450
                                                                                ------------
                                                                                   5,281,302
                                                                                ------------
          ENERGY  14.4%
 1,440    CHC Helicopter Corp. (Canada)...................  7.375    05/01/14      1,389,600
 1,825    Chesapeake Energy Corp. ........................  6.625    01/15/16      1,706,375
   350    Chesapeake Energy Corp. ........................  7.500    09/15/13        352,625
   330    Compagnie Generale de Geophysique, SA
          (France)........................................  7.500    05/15/15        324,225
 1,500    Frontier Oil Corp. .............................  6.625    10/01/11      1,443,750
   160    Hanover Compressor Co. .........................  8.625    12/15/10        166,400
   670    Hanover Compressor Co. .........................  9.000    06/01/14        703,500
   288    Hanover Equipment Trust.........................  8.500    09/01/08        296,640
   280    Hanover Equipment Trust.........................  8.750    09/01/11        289,800
 1,250    Hilcorp Energy Finance Corp., 144A--Private
          Placement (a)...................................  7.750    11/01/15      1,200,000
   467    Hilcorp Energy Finance Corp., 144A--Private
          Placement (a)................................... 10.500    09/01/10        505,527
 1,100    Kinder Morgan, Inc. ............................  6.500    09/01/12      1,046,509
   328    Magnum Hunter Resources, Inc. ..................  9.600    03/15/12        347,680
   650    Pacific Energy Partners.........................  7.125    06/15/14        659,750
   750    Pogo Producing Co. .............................  6.875    10/01/17        698,437
                                                                                ------------
                                                                                  11,130,818
                                                                                ------------
          FINANCIAL  1.9%
 1,455    Residential Capital Corp. ......................  6.375    06/30/10      1,436,441
                                                                                ------------

          FOOD & DRUG  5.8%
 1,070    Albertson's, Inc. ..............................  7.250    05/01/13      1,023,456
   405    Albertson's, Inc. ..............................  7.500    02/15/11        402,193
 1,200    Delhaize America, Inc. .........................  8.125    04/15/11      1,268,021
   710    Jean Coutu Group (PJC), Inc. (Canada)...........  7.625    08/01/12        692,250
 2,750    Jitney-Jungle Stores America, Inc. (b) (c)
          (d)............................................. 12.000    03/01/49              0
 1,105    Rite Aid Corp. .................................  8.125    05/01/10      1,116,050
                                                                                ------------
                                                                                   4,501,970
                                                                                ------------
          FOOD & TOBACCO  14.0%
 1,300    Constellation Brands, Inc. .....................  8.000    02/15/08      1,329,250
   595    Michael Foods, Inc. ............................  8.000    11/15/13        587,563
   930    Pilgrim's Pride Corp. ..........................  9.250    11/15/13        932,325
 1,635    Pilgrim's Pride Corp. ..........................  9.625    09/15/11      1,708,575
 1,930    RJ Reynolds Tobacco Holdings, Inc., 144A--
          Private Placement (a)...........................  6.500    07/15/10      1,876,925
   685    Smithfield Foods, Inc. .........................  7.000    08/01/11        666,163
   380    Smithfield Foods, Inc. .........................  7.625    02/15/08        383,800

 14                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          FOOD & TOBACCO (CONTINUED)
$1,810    Smithfield Foods, Inc. .........................  8.000%   10/15/09   $  1,837,150
 1,500    Tyson Foods, Inc. ..............................  6.600    04/01/16      1,468,787
                                                                                ------------
                                                                                  10,790,538
                                                                                ------------
          FOREST PRODUCTS  7.1%
   570    Abitibi-Consolidated, Inc. (Canada).............  6.000    06/20/13        464,550
 1,270    Crown Americas LLC, 144A--Private Placement
          (a).............................................  7.625    11/15/13      1,254,125
 1,000    Graphic Packaging International, Inc. ..........  9.500    08/15/13        995,000
 2,370    Owens-Brockway Glass Containers, Inc. ..........  8.875    02/15/09      2,452,950
   320    P.H. Glatfelter Co., 144A--Private Placement
          (a).............................................  7.125    05/01/16        317,478
                                                                                ------------
                                                                                   5,484,103
                                                                                ------------
          GAMING & LEISURE  14.6%
   750    Caesars Entertainment, Inc. ....................  8.875    09/15/08        789,375
   965    Host Marriott LP................................  6.375    03/15/15        911,925
 1,135    Host Marriott LP................................  7.125    11/01/13      1,136,419
 1,475    Isle of Capri Casinos, Inc. ....................  7.000    03/01/14      1,399,406
 1,370    Las Vegas Sands Corp. ..........................  6.375    02/15/15      1,277,525
   265    MGM Mirage, Inc. ...............................  5.875    02/27/14        238,831
 2,420    MGM Mirage, Inc. ...............................  6.000    10/01/09      2,365,550
 1,510    Mohegan Tribal Gaming Authority.................  7.125    08/15/14      1,468,475
   395    Starwood Hotels & Resorts Worldwide, Inc. ......  7.875    05/01/12        414,256
 1,160    Station Casinos, Inc. ..........................  6.000    04/01/12      1,091,850
   175    Station Casinos, Inc. ..........................  6.875    03/01/16        164,063
                                                                                ------------
                                                                                  11,257,675
                                                                                ------------
          HEALTHCARE  20.8%
 1,875    Amerisourcebergen Corp., 144A--Private Placement
          (a).............................................  5.625    09/15/12      1,800,000
 1,510    Community Health Systems, Inc. .................  6.500    12/15/12      1,440,163
 1,525    Davita, Inc. ...................................  6.625    03/15/13      1,456,375
 1,985    Extendicare Health Services, Inc. ..............  6.875    05/01/14      2,084,250
 1,485    Fisher Scientific International, Inc. ..........  6.125    07/01/15      1,438,594
    97    Fresenius Medical Care Capital Trust II.........  7.875    02/01/08        986,975
   965    Fresenius Medical Care Capital Trust IV.........  7.875    06/15/11        979,475
   700    HCA, Inc. ......................................  6.300    10/01/12        661,865
   895    HCA, Inc. ......................................  6.375    01/15/15        833,736
   882    HCA, Inc. ......................................  8.750    09/01/10        934,272
   735    Omnicare, Inc. .................................  6.750    12/15/13        703,763
   750    Res-Care, Inc. .................................  7.750    10/15/13        748,125
   575    Tenet Healthcare Corp. .........................  9.875    07/01/14        577,875
 1,405    Ventas Realty LP................................  6.750    06/01/10      1,397,975
                                                                                ------------
                                                                                  16,043,443
                                                                                ------------

See Notes to Financial Statements                                             15

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          HOUSING  2.4%
$1,090    Interface, Inc. ................................  9.500%   02/01/14   $  1,130,875
   385    Technical Olympic USA, Inc. ....................  9.000    07/01/10        376,338
   340    Technical Olympic USA, Inc. .................... 10.375    07/01/12        328,100
                                                                                ------------
                                                                                   1,835,313
                                                                                ------------
          INFORMATION TECHNOLOGY  1.7%
 1,340    Iron Mountain, Inc. ............................  8.625    04/01/13      1,346,700
                                                                                ------------

          MANUFACTURING  3.3%
   365    General Cable Corp. ............................  9.500    11/15/10        388,725
   925    JohnsonDiversey, Inc. ..........................  9.625    05/15/12        925,000
   764    Manitowoc, Inc. ................................ 10.500    08/01/12        832,760
   460    Propex Fabrics, Inc. ........................... 10.000    12/01/12        423,200
                                                                                ------------
                                                                                   2,569,685
                                                                                ------------
          METALS  6.6%
   245    Foundation, PA Coal Co. ........................  7.250    08/01/14        240,100
 1,310    Massey Energy Co. ..............................  6.875    12/15/13      1,224,850
 1,950    Novelis, Inc.,144A--Private Placement (Canada)
          (a).............................................  7.250    02/15/15      1,881,750
 1,035    GrafTech Finance, Inc. ......................... 10.250    02/15/12      1,097,100
   585    United States Steel Corp. ......................  9.750    05/15/10        625,950
                                                                                ------------
                                                                                   5,069,750
                                                                                ------------
          RETAIL  6.8%
   830    Brown Shoe Co., Inc. ...........................  8.750    05/01/12        856,975
 1,400    JC Penney Corp., Inc. ..........................  8.000    03/01/10      1,492,742
   865    Limited Brands, Inc. ...........................  6.125    12/01/12        850,667
 1,050    Linens 'n Things, Inc., 144A--Private Placement
          (Floating Rate) (a)............................. 10.702    01/15/14      1,000,125
 1,025    Petro Stopping Center Financial.................  9.000    02/15/12      1,022,438
                                                                                ------------
                                                                                   5,222,947
                                                                                ------------
          SERVICES  5.8%
 1,530    Allied Waste North America, Inc. ...............  6.375    04/15/11      1,476,450
    45    Allied Waste North America, Inc. ...............  7.875    04/15/13         45,225
   950    Allied Waste North America, Inc. ...............  8.500    12/01/08        988,000
   295    Buhrmann US, Inc. ..............................  7.875    03/01/15        292,788
   790    Buhrmann US, Inc. ..............................  8.250    07/01/14        790,000
   700    MSW Energy Holdings II LLC......................  7.375    09/01/10        703,500
   150    MSW Energy Holdings LLC.........................  8.500    09/01/10        155,250
                                                                                ------------
                                                                                   4,451,213
                                                                                ------------
          TELECOMMUNICATIONS  8.4%
   861    Axtel SA (Mexico)............................... 11.000    12/15/13        947,100
   500    Exodus Communications, Inc. (b) (c) (d)......... 11.250    07/01/08              0
   290    Nordic Tel Co.Holdings,144A--Private Placement
          (Denmark) (a)...................................  8.875    05/01/16        299,425
 1,000    Qwest Corp. ....................................  7.875    09/01/11      1,017,500

 16                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TELECOMMUNICATIONS (CONTINUED)
$3,000    Qwest Corp. (Floating Rate).....................  8.579%   06/15/13   $  3,187,500
   940    Wind Acquisition Finance SA, 144A--Private
          Placement (Luxembourg) (a)...................... 10.750    12/01/15      1,003,450
                                                                                ------------
                                                                                   6,454,975
                                                                                ------------
          TRANSPORTATION  10.5%
   340    Arvin Meritor, Inc. ............................  8.750    03/01/12        333,200
 1,720    Ford Motor Credit Co. ..........................  5.800    01/12/09      1,572,224
 1,175    General Motors Acceptance Corp. ................  4.375    12/10/07      1,127,449
 1,165    General Motors Acceptance Corp. ................  6.875    09/15/11      1,112,782
   710    General Motors Corp. ...........................  7.125    07/15/13        587,525
 2,250    Sonic Automotive, Inc. .........................  8.625    08/15/13      2,238,750
 1,055    TRW Automotive, Inc. ...........................  9.375    02/15/13      1,126,213
                                                                                ------------
                                                                                   8,098,143
                                                                                ------------
          UTILITY  10.2%
   850    AES Corp. ......................................  7.750    03/01/14        858,500
    41    AES Corp. ......................................  8.875    02/15/11         43,255
   127    AES Corp. ......................................  9.375    09/15/10        136,525
   615    CMS Energy Corp. ...............................  6.300    02/01/12        584,250
   465    CMS Energy Corp. ...............................  7.500    01/15/09        473,138
   700    CMS Energy Corp. ...............................  8.500    04/15/11        733,250
   600    Colorado Interstate Gas Co. ....................  6.800    11/15/15        581,307
   465    IPALCO Enterprises, Inc. .......................  8.375    11/14/08        480,113
   405    IPALCO Enterprises, Inc. .......................  8.625    11/14/11        431,325
   835    Monongahela Power Co. ..........................  5.000    10/01/06        833,083
   510    Nevada Power Co. ...............................  8.250    06/01/11        547,700
   552    Nevada Power Co. ...............................  9.000    08/15/13        600,215
 1,185    PSEG Energy Holdings............................  8.625    02/15/08      1,220,550
   340    Southern Natural Gas Co. .......................  8.875    03/15/10        360,826
                                                                                ------------
                                                                                   7,884,037
                                                                                ------------
          WIRELESS COMMUNICATIONS  3.6%
 1,775    Nextel Communications, Inc. ....................  6.875    10/31/13      1,787,368
 1,000    Rural Cellular Corp. ...........................  8.250    03/15/12      1,031,250
                                                                                ------------
                                                                                   2,818,618
                                                                                ------------
TOTAL CORPORATE BONDS  176.4%
                                                                                 136,177,015
                                                                                ------------

EQUITIES  1.0%
DecisionOne Corp. (5,483 common shares) (d) (e)..............................              0
Doe Run Resources Corp. (1 common stock warrant) (d) (e).....................          5,465
HCI Direct, Inc. (60,714 common shares) (d) (e)..............................        728,568
Hosiery Corp. of America, Inc., Class A (1,000 common shares) (d) (e)........              0
VS Holdings, Inc. (20,207 common shares) (d) (e).............................              0
XO Holdings, Inc. (681 common shares) (e)....................................          2,996
XO Holdings, Inc., Ser A (1,364 common stock warrants) (e)...................          1,173

See Notes to Financial Statements                                             17

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                                            VALUE
------------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
XO Holdings, Inc., Ser B (1,022 common stock warrants) (e).......................   $        501
XO Holdings, Inc., Ser C (1,022 common stock warrants) (e).......................            373
                                                                                    ------------

TOTAL EQUITIES  1.0%.............................................................        739,076
                                                                                    ------------

TOTAL LONG-TERM INVESTMENTS  177.4%
(Cost $144,322,139)..............................................................    136,916,091

REPURCHASE AGREEMENT  5.2%
State Street Bank & Trust Co. ($4,053,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $4,054,723)
(Cost $4,053,000)................................................................      4,053,000
                                                                                    ------------

TOTAL INVESTMENTS  182.6%
(Cost $148,375,139)..............................................................    140,969,091
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%......................................      1,716,022
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (84.8%)......................    (65,472,012)
                                                                                    ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...................................   $ 77,213,101
                                                                                    ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Non-income producing security.

 18                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $148,375,139).......................  $140,969,091
Cash........................................................           988
Interest Receivable.........................................     2,822,764
                                                              ------------
    Total Assets............................................   143,792,843
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       366,771
  Investment Advisory Fee...................................        82,441
  Income Distributions--Common Shares.......................        49,268
  Other Affiliates..........................................        11,722
Trustees' Deferred Compensation and Retirement Plans........       524,854
Accrued Expenses............................................        72,674
                                                              ------------
    Total Liabilities.......................................     1,107,730
Preferred Shares (including accrued distributions)..........    65,472,012
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 77,213,101
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($77,213,101 divided by
  18,893,621 shares outstanding)............................  $       4.09
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 18,893,621 shares issued and
  outstanding)..............................................  $    188,936
Paid in Surplus.............................................   147,793,704
Accumulated Undistributed Net Investment Income.............    (1,370,574)
Net Unrealized Depreciation.................................    (7,406,048)
Accumulated Net Realized Loss...............................   (61,992,917)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 77,213,101
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,616 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,400,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $142,613,101
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,341,296
Other.......................................................       26,662
                                                              -----------
    Total Income............................................    5,367,958
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      504,590
Preferred Share Maintenance.................................       85,526
Trustees' Fees and Related Expenses.........................       43,036
Legal.......................................................       19,485
Custody.....................................................        9,904
Other.......................................................      152,405
                                                              -----------
    Total Expenses..........................................      814,946
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,553,012
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,481,521)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (5,814,953)
  End of the Period.........................................   (7,406,048)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,591,095)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,072,616)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,451,667)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $    28,729
                                                              ===========

 20                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2006      DECEMBER 31, 2005
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 4,553,012          $ 6,676,951
Net Realized Loss.....................................     (1,481,521)            (465,425)
Net Unrealized Depreciation During the Period.........     (1,591,095)          (5,972,386)
Distributions to Preferred Shareholders:
  Net Investment Income...............................     (1,451,667)          (1,484,853)
                                                          -----------          -----------
Change in Net Assets Applicable to Common Shares from
  Operations..........................................         28,729           (1,245,713)

Distributions to Common Shareholders:
  Net Investment Income...............................     (3,646,421)          (5,595,543)
                                                          -----------          -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES..........................     (3,617,692)          (6,841,256)

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger...            -0-           49,072,045
                                                          -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.......................................     (3,617,692)          42,230,789
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...............................     80,830,793           38,600,004
                                                          -----------          -----------
End of the Period (Including accumulated undistributed
  net investment income of ($1,370,574) and
  ($825,498), respectively)...........................    $77,213,101          $80,830,793
                                                          ===========          ===========

See Notes to Financial Statements                                             21

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX MONTHS
                                           ENDED                     YEAR ENDED DECEMBER 31,
                                         JUNE 30,      ---------------------------------------------------
                                           2006         2005       2004       2003       2002       2001
                                        ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................    $  4.28      $  4.76    $  4.57    $  3.79    $  4.77    $  5.40
                                          -------      -------    -------    -------    -------    -------
 Net Investment Income................      .24(a)         .52        .52        .52        .60        .90
 Net Realized and Unrealized
   Gain/Loss..........................       (.16)        (.45)       .16        .75       (.89)      (.61)
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income..............       (.08)        (.11)      (.05)      (.04)      (.07)      (.18)
   Return of Capital Distributions....        -0-          -0-        -0-        -0-*       -0-*       -0-*
                                          -------      -------    -------    -------    -------    -------
Total from Investment Operations......       (.00)        (.04)       .63       1.23       (.36)       .11
Distributions Paid to Common
 Shareholders:
   Net Investment Income..............       (.19)        (.44)      (.44)      (.44)      (.58)      (.73)
   Return of Capital Distributions....        -0-          -0-        -0-       (.01)      (.04)      (.01)
                                          -------      -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD....    $  4.09      $  4.28    $  4.76    $  4.57    $  3.79    $  4.77
                                          =======      =======    =======    =======    =======    =======
Common Share Market Price at End of
 the Period...........................    $  3.80      $  4.14    $  5.14    $  5.08    $  4.07    $  5.75
Total Return (b)......................     -3.88%**    -11.46%     10.83%     37.20%    -19.86%     13.57%
Net Assets Applicable to Common Shares
 at End of the Period (In millions)...    $  77.2      $  80.8    $  38.6    $  37.1    $  30.7    $  38.7
Ratio of Expenses to Average Net
 Assets Applicable to Common Shares
 (c)..................................      2.06%        2.43%      2.12%      2.25%      2.28%      2.14%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (c)....................     11.48%       11.89%     11.51%     12.29%     14.50%     16.83%
Portfolio Turnover....................        30%**        62%        86%        74%        81%        63%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred Shares
 (c)..................................      1.13%        1.37%      1.21%      1.24%      1.18%      1.15%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)....................      7.82%        9.24%     10.40%     11.34%     12.93%     13.40%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....      2,616        2,616      1,112      1,112      1,112      1,360
Asset Coverage Per Preferred Share
 (e)..................................    $54,543      $55,933    $59,715    $58,320    $52,652    $53,426
Involuntary Liquidating Preference Per
 Preferred Share......................    $25,000      $25,000    $25,000    $25,000    $25,000    $25,000
Average Market Value Per Preferred
 Share................................    $25,000      $25,000    $25,000    $25,000    $25,000    $25,000

*  Amount is less than $.01.

** Non-Annualized

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 22                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At June 30, 2006, the Trust had no when-issued and delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2005, the Trust had an accumulated capital loss carryforward for tax purposes of $60,509,040 which will expire according to the following table:

AMOUNT                                                           EXPIRATION
$ 1,986,400.................................................  December 31, 2006
  6,008,551.................................................  December 31, 2007
  9,851,557.................................................  December 31, 2008
 17,412,110.................................................  December 31, 2009
 17,027,138.................................................  December 31, 2010
  6,782,916.................................................  December 31, 2011
    875,105.................................................  December 31, 2012
    565,263.................................................  December 31, 2013

    A portion of the capital loss carryforward above was acquired due to a merger with another regulated investment company, please see Footnote 3 for details. Furthermore, the utilization of the capital loss carryforward amount above may be limited due to the merger.

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $148,877,141
                                                              ============
Gross tax unrealized appreciation...........................  $  1,602,935
Gross tax unrealized depreciation...........................    (9,510,985)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (7,908,050)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Distributions paid from:
  Ordinary income...........................................  $6,971,990
  Long-term capital gain....................................         -0-
                                                              ----------
                                                              $6,971,990
                                                              ==========

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $227,255
Long-term capital gain......................................       -0-

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of 0.70% of the average daily net assets of the Trust. Effective July 1, 2006, the Adviser has voluntary agreed to waive investment advisory fees equal to 0.05% of the average daily net assets of the Trust. This waiver is voluntary in nature and can be discontinued at the Advisor's discretion.

    For the six months ended June 30, 2006, the Trust recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended June 30, 2006, the Trust recognized expenses of approximately $26,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions in common shares were as follows:

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2006      DECEMBER 31, 2005
Beginning Shares......................................     18,893,621           8,109,000
Shares Acquired Through Merger........................            -0-          10,784,621
                                                           ----------          ----------
Ending Shares.........................................     18,893,621          18,893,621
                                                           ==========          ==========

    On July 29, 2005 the Trust acquired all of the assets and liabilities of Van Kampen High Income Trust (ticker symbol VIT) through a tax free reorganization approved by VIT shareholders on July 22, 2005. The Trust issued 10,784,621 common shares with a net asset value of $49,072,045 and 1,504 Auction Preferred Shares (APS) with a liquidation value of $37,600,000 in exchange for VIT's net assets. The shares of VIT were converted into Trust shares at a ratio of
0.786581 to 1 and 1 to 4, for common shares and APS, respectively. Net unrealized depreciation of VIT as of July 29, 2005 was $1,265,478. The Trust assumed VIT book to tax accretion differences, which resulted in a $263,880 increase to accumulated undistributed net investment income and a corresponding decrease to net unrealized appreciation. Combined net assets applicable to common shares on the day of reorganization were $85,969,581 and combined net assets including preferred shares were $151,369,581. Included in these net assets was a capital loss carryforward of $33,329,662, of which all can be utilized by the acquiring Trust, deferred compensation and retirement plan balance of $229,390 and non-accrual interest income of $16,968, all carried forward from VIT. The Trust incurred merger expenses of $213,360, which represent costs related to the preparation, printing, and distribution of the Proxy Statement/Prospectus, Reorganization Agreement and registration statements as well as legal, audit, and filing fees.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $43,363,343 and $41,099,915, respectively.

5. PREFERRED SHARES

As of June 30, 2006, the Trust has outstanding 2,616 Auction Preferred Shares
(APS). Series A contains 1,112 shares and Series B contains 1,504 shares. Dividends are cumulative and the dividend rates are currently reset every 28 days through an auction process. The average rate in effect on June 30, 2006 was 5.016%. During the six months ended June 30, 2006, the rates ranged from 2.750% to 5.360%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    Computershare Trust Company, N.A. as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 30 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 30 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing Computershare Trust Company, N.A. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen Closed End Funds
                     c/o Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 1-800-341-2929.

VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 30

VAN KAMPEN HIGH INCOME TRUST II

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2006, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                   # OF SHARES
                                                              ----------------------
                                                               IN FAVOR     WITHHELD
------------------------------------------------------------------------------------
Linda Hutton Heagy..........................................  16,312,472    665,704
Wayne W. Whalen.............................................  16,322,899    655,278

With regard to the election of the following trustees by preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                              --------------------
                                                              IN FAVOR    WITHHELD
----------------------------------------------------------------------------------
Rod Dammeyer................................................   2,346         26

The other trustees of the Trust whose terms did not expire in 2006 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 902, 911, 104
                                                                  VLT SAR 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02155P-Y06/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen High Income Trust II


By: /s/ Ronald E. Robison
   ----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006


By: /s/ Phillip G. Goff
    ---------------------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 10, 2006